UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 13, 2020 (July 12, 2020)

MAXIM INTEGRATED PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34192	94-2896096
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

160 Rio Robles, San Jose, California 95134
(Address of principal executive offices, including zip code)

(408) 601-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $0.001 Par Value	MXIM	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 12, 2020, Maxim Integrated Products, Inc., a Delaware corporation (the “Company” or “Maxim”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Analog Devices, Inc., a Massachusetts corporation (“ADI”), and Magneto Corp., a Delaware corporation and wholly owned subsidiary of ADI (“Merger Sub”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving such Merger as a wholly owned subsidiary of ADI.

Merger Consideration

Under the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than treasury shares and any shares of Company Common Stock held directly by ADI or Merger Sub) will be converted into the right to receive 0.6300 (the “Exchange Ratio”) of a fully paid and non-assessable share of common stock, par value $0.16 2/3 per share, of ADI (the “ADI Common Stock”).

At the Effective Time, (i) all Company restricted stock units and Company restricted shares (excluding any Company restricted stock units and Company restricted shares that by their terms become vested and settled upon the Effective Time) outstanding as of immediately prior to the Effective Time will be automatically converted into restricted stock units or restricted shares, as applicable, denominated in shares of ADI Common Stock based on the Exchange Ratio, (ii) all Company performance-based market stock units (“Company MSUs”) outstanding as of immediately prior to the Effective Time will be automatically converted into time-based restricted stock unit awards denominated in shares of ADI Common Stock based on (x) the number of shares of Company Common Stock subject to the Company MSU after giving effect to any applicable provisions in the award agreement governing the Company MSU with respect to a “change in control” and (y) the Exchange Ratio, and (iii) all Company options outstanding as of immediately prior to the Effective Time will be automatically converted into options to acquire a number of shares of ADI Common Stock determined based on the Exchange Ratio (with the exercise price being adjusted based on the Exchange Ratio). Aside from the foregoing adjustments, the awards will generally remain subject to the same vesting and other terms and conditions that applied to the awards immediately prior to the Effective Time (including the terms and conditions of the Company’s applicable change in control plan).

Conditions to the Merger

The obligation of the Company and ADI to consummate the transactions contemplated by the Merger Agreement is subject to the satisfaction or waiver of a number of customary conditions, including: (i) the adoption of the Merger Agreement by the Company’s stockholders; (ii) approval of the issuance of ADI Common Stock in the Merger by ADI shareholders; (iii) ADI’s registration statement on Form S-4 having become effective under the Securities Act of 1933, as amended (the “Securities Act”), and the shares of ADI Common Stock issuable in the Merger having been approved for listing on the Nasdaq; (iv) the expiration of any applicable waiting period and receipt of any required approvals under the antitrust laws of the United States and certain foreign jurisdictions; (v) the absence of specified adverse laws or orders; and (vi) the representations and warranties of the Company and ADI being true and correct, subject to the materiality standards contained in the Merger Agreement, and the Company and ADI having complied in all material respects with their respective obligations under the Merger Agreement. ADI’s obligation to complete the Merger is also subject to ADI not having been required to agree to any conditions or to take any actions in order to obtain any required regulatory approvals that would have a Burdensome Effect (as defined in the Merger Agreement).

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties given by the Company, ADI and Merger Sub. The Merger Agreement also contains customary pre-closing covenants, including the obligation of the Company to conduct its businesses in the ordinary course consistent in all material respects and to refrain from taking specified actions without the consent of ADI. Pursuant to the Merger Agreement, the Company will suspend its dividend for four quarters beginning with the second quarter of Fiscal 2021. The parties have generally agreed to use their respective reasonable best efforts to complete the Merger, including to obtain the required regulatory approvals for the transaction, and ADI has agreed to make divestitures or to accept changes or restrictions on its current or future business operations, so long as such actions would not exceed the revenue cap set forth in the Merger Agreement.

The Merger Agreement also contains reciprocal covenants by the Company and ADI not to solicit or participate in any discussions or negotiations with any person making an inquiry or proposal for an alternative transaction, and requiring the Company’s and ADI’s respective boards of directors to recommend the transaction to their stockholders, in each case subject to certain exceptions. Prior to the approval of the transaction by its stockholders, the boards of directors of the Company and ADI, as applicable, may change their recommendation in response to an unsolicited proposal for an alternative transaction, if the board of directors determines that the proposal constitutes a “Company Superior Proposal” or “Parent Superior Proposal” (each as defined in the Merger Agreement), as applicable, subject to complying with certain procedures set forth in the Merger Agreement. The Company’s and ADI’s respective boards of directors may also change their recommendation if a “Company Intervening Event” or “Parent Intervening Event” (each as defined in the Merger Agreement), as applicable, occurs, and the applicable board of directors determines, after consultation with its outside legal counsel and financial advisor, that failing to change its recommendation would be reasonably likely to be inconsistent with its fiduciary duties.

Termination and Termination Fees

The Merger Agreement contains customary mutual termination rights for the Company and ADI, including, if the Merger is not completed by July 12, 2021 (subject to automatic extension first to October 12, 2021 and then to January 12, 2022, in each case, to the extent the regulatory closing conditions remain outstanding) (the “Outside Date”), and if either of the required stockholder approvals is not obtained. The Merger Agreement also contains customary termination rights for the benefit of each party, including (i) if the board of directors of the other party changes its recommendation and (ii) if the other party breaches its representations, warranties or covenants under the Merger Agreement that would result in a failure of its condition to closing being satisfied (subject to certain procedures and cure periods).

Under the Merger Agreement, the Company and ADI will be required to pay a termination fee to the other party equal to $725 million if the Merger Agreement is terminated in certain circumstances, including if the Merger Agreement is terminated because its board of directors has changed its recommendation. ADI will be required to pay a termination fee equal to $830 million if the Merger Agreement is terminated in certain circumstances related to the failure to obtain required regulatory approvals prior to the Outside Date.

Additional Information

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about the Company or ADI.

The Merger Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Merger Agreement reflect negotiations between the parties to the Merger Agreement and are not intended as statements of fact to be relied upon by the Company’s stockholders. In particular, the representations, warranties, covenants and agreements in the Merger Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Merger Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and unless required by applicable law, the Company undertakes no obligation to update such information.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with its approval of the Merger Agreement and related transactions, the board of directors of the Company approved certain amendments to the Maxim Integrated Products, Inc. Change in Control Employee Severance Plan for U.S. Employees, the Maxim Integrated Products, Inc. Change in Control Employee Severance Plan for Non-U.S. Employees and the Maxim Integrated Products, Inc. Equity Award Policy Acceleration of Vesting in the Event of a Change in Control for Employees Based Outside the U.S.

Among other things, the amendments provide that (i) the bonus component of severance for Level I, II and III employees will be based on a participant’s target annual cash bonus (rather than the three year prior average bonus), (ii) equity awards granted to Level III and IV employees during the period between the Company’s execution of the Merger Agreement and the Closing will be subject to vesting acceleration on a pro-rata basis in the event of a termination without “cause” or resignation for “good reason”, and (iii) for all participants, “good reason” resignation rights were modified in certain respects, including to provide that a participant’s total cash compensation opportunity (including base salary and target annual bonus opportunity) may be reduced by 10% or less without triggering “good reason”. In addition, the amendments clarify that the severance plans may not be terminated or amended in any manner adverse to participants during the period from the execution of the Merger Agreement until the second anniversary of the Closing.

The foregoing summary of the amendments to the plans is qualified in its entirety by the full text of the plans, which were amended and restated to reflect the amendments and are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein.

Item 8.01	Other Events.

On July 13, 2020, the Company and ADI issued a joint press release announcing their entry into the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Filed as Exhibit 99.2 hereto is an investor presentation, dated July 13, 2020, that will be used by the Company and ADI in connection with the transaction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of July 12, 2020, by and among Maxim Integrated Products, Inc., Analog Devices, Inc. and Magneto Corp.

10.1	Maxim Integrated Products, Inc. Amended and Restated Change in Control Employee Severance Plan for U.S. Employees

10.2	Maxim Integrated Products, Inc. Amended and Restated Change in Control Employee Severance Plan for Non-U.S. Employees

10.3	Maxim Integrated Products, Inc. Equity Award Policy Acceleration of Vesting in the Event of a Change in Control for Employees Based Outside the U.S.

99.1	Joint Press Release, issued July 13, 2020

99.2	Investor Presentation, dated as of July 13, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, ADI intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of ADI and Maxim and that also constitutes a prospectus of ADI. Each of ADI and Maxim may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that ADI or Maxim may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of ADI and Maxim. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS

ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about ADI, Maxim and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by ADI will be available free of charge on ADI’s website at http://www.analog.com or by contacting ADI’s Investor Relations Department by email at investor.relations@analog.com or by phone at 781-461-3282. Copies of the documents filed with the SEC by Maxim will be available free of charge on Maxim’s website at investor.maximintegrated.com or by contacting Maxim’s Investor Relations department by phone at 408-601-5697.

Participants in the Solicitation

ADI, Maxim and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of ADI, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in ADI’s proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on January 24, 2020, and ADI’s Annual Report on Form 10-K for the fiscal year ended November 2, 2019, which was filed with the SEC on November 26, 2019. Information about the directors and executive officers of Maxim, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Maxim’s proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on September 27, 2019, and Maxim’s Annual Report on Form 10-K for the fiscal year ended June 29, 2019, which was filed with the SEC on August 21, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from ADI or Maxim using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward Looking Statements

This communication relates to a proposed business combination transaction between ADI and Maxim. This communication contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements address a variety of subjects, including, for example, projections as to the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined organization’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, and the anticipated closing date for the proposed transaction. Statements that are not historical facts, including statements about ADI’s and Maxim’s beliefs, plans and expectations, are forward-looking statements. Such statements are based on ADI’s and Maxim’s current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “would,” “target” and similar expressions, as well as variations or negatives of these words. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the uncertainty as to the extent of the duration, scope and impacts of the COVID-19 pandemic; political and economic uncertainty, including any faltering in global economic conditions or the stability of credit and financial markets, erosion of consumer confidence and declines in customer spending; unavailability of raw materials, services, supplies or manufacturing capacity; changes in geographic scope or product or customer mix; changes in export classifications, import and export regulations or duties and tariffs; changes in ADI’s or Maxim’s estimates of their expected tax rate based on current tax law; ADI’s ability to successfully integrate Maxim’s businesses and technologies; the risk that the expected benefits and synergies of the proposed transaction and growth prospects of the combined company may not be fully achieved in a timely manner, or at all; adverse results in litigation matters, including the potential for litigation related to the proposed transaction; the risk that ADI or Maxim will be unable to retain and hire key personnel; the risk associated with ADI’s and Maxim’s ability to obtain the approvals of their respective shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; uncertainty as to the long-term value of ADI’s common stock; and the diversion of management time on transaction-related matters. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to ADI’s and Maxim’s respective periodic reports and other filings with the SEC, including the risk factors contained in ADI’s and Maxim’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain and are made only as of the date hereof. Except as required by law, neither ADI nor Maxim undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIM INTEGRATED PRODUCTS, INC.

By:	/s/ Mark Casper
Name:	Mark Casper
Title:	Vice President and General Counsel

Dated:	July 13, 2020